SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT PURSUANT TO SECTION 13 OR 15 (d)
OF THE SECURITIES EXCHANGE ACT OF 1934
Date of Report: March 19, 2007 (Date of earliest event reported)
Commission File No.: 0-25969
RADIO ONE, INC.
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation or organization)	52-1166660 (I.R.S. Employer Identification No.)
5900 Princess Garden Parkway,
7th Floor
Lanham, Maryland 20706
(Address of principal executive offices)
(301) 306-1111
Registrant’s telephone number, including area code
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.02.	Results of Operations and Financial Condition.
On March 21, 2007, Radio One, Inc. (the “Company”) issued a press release reporting preliminary unaudited results for its fourth quarter ended December 31, 2006. As previously announced, the Company anticipates that it will be required to restate the Company’s historical financial statements. The financial results reported in the press release are presented without taking into account any adjustments that might be required in connection with the anticipated restatement, will change as a result and should be considered preliminary until Radio One files its Form 10-K for the year ended December 31, 2006. A copy of the press release is attached as Exhibit 99.1.

ITEM 3.01	Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.
On March 19, 2007, the Company received a letter from The Nasdaq Stock Market (the “Nasdaq Staff Determination Notice”), stating that the Company is not in compliance with Nasdaq Marketplace Rule 4310(c)(14). The Nasdaq Staff Determination Notice was issued in accordance with Nasdaq procedures when Radio One did not file its Annual Report on Form 10-K for the fiscal year ended December 31, 2006 by the due date for such report. The Company issued a press release on March 21, 2007, announcing its receipt of this Nasdaq Staff Determination Notice. The Company has submitted a request for a hearing before Nasdaq’s Listing Qualifications Panel to review the determination and request an exception. A timely request for a hearing automatically stays any suspension or delisting of Radio One’s stock that could be imposed, pending a determination by the panel. A copy of the press release is attached hereto as Exhibit 99.2.
As announced previously, the Company’s audit committee is conducting an internal review of the Company’s historical stock option practices and related accounting treatment, with the assistance of outside legal counsel. As also was announced previously, the Company has received notice of an informal inquiry by the Division of Enforcement of the SEC regarding the stock option accounting review. The Company intends to file its Form 10-K as soon as practicable after completion of the review, which the Company expects will bring it back into compliance with Nasdaq Marketplace Rule 4310.

ITEM 9.01.	Financial Statements and Exhibits.
(c) Exhibits

Exhibit Number	Description
99.1	Press release dated March 21, 2007: Radio One, Inc. Reports Preliminary Fourth Quarter Results.

99.2	Press release dated March 21, 2007: Radio One, Inc. Receives Nasdaq Notice regarding Delayed Filing of Form 10-K.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

RADIO ONE, INC.
/s/ Scott R. Royster
March 21, 2007	Scott R. Royster
Executive Vice President and Chief Financial Officer